UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021

CLEARFIELD, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, MN 55428

(Address of Principal Executive Offices)(Zip Code)

(763) 476-6866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

Item 5.02.	Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2021, as part of its ongoing commitment to high standards of corporate governance, the Board of Directors of Clearfield, Inc. (the “Company”) approved, based on the recommendation of the Compensation Committee, a Compensation Recoupment Policy (i.e., a clawback policy) that applies to the Company’s executive officers and specified other senior executive employees, referred to as Covered Executives, and all incentive-based cash and equity compensation grants awarded to a Covered Executive on or after October 1, 2021, or that vest or are paid out on or after October 1, 2021 (even if awarded prior to such date), referred to as Covered Compensation. The Compensation Recoupment Policy allows the Company to reduce, cancel, or otherwise recoup from a Covered Executive a specified portion of the Covered Compensation upon the occurrence of Covered Events, which include restatement of the Company’s financial results, error, and certain detrimental conduct by the Covered Executive.

Any right of recoupment under the Compensation Recoupment Policy is in addition to any other recoupment right the Company may have, including the right to take action under the Company’s 2007 Stock Compensation Plan, as amended, which also provides the Company with a right to reduce, cancel or otherwise recoup from all awards granted under such plan.

The foregoing description of the Compensation Recoupment Policy is qualified in its entirety by reference to the Compensation Recoupment Policy, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
10.1	Clearfield, Inc. Compensation Recoupment Policy Adopted September 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

	By:	/s/ Cheryl Beranek
Dated: September 23, 2021		Cheryl Beranek, Chief Executive Officer